SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 24, 2004
                Date of Report (Date of Earliest Event Reported)


                            TAIWAN GREATER CHINA FUND
               (Exact name of registrant as specified in charter)


         MASSACHUSETTS               811-05617                  526400931
(State or other jurisdiction  (Commission file number)        (IRS Employer
      of incorporation)                                   identification number)


                BANK TOWER, 10TH FLOOR,
                205 TUN HWA NORTH ROAD,                      (Zip code)
                TAIPEI, TAIWAN, R.O.C.
       (Address of principal executive offices)

       Registrant's telephone number, including area code: (800) 343-9567


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ITEM 9.  REGULATION FD DISCLOSURE

On February 24, 2004, the Taiwan Greater China Fund (the "Fund") announced completion of its transition to internal management, the installation of new officers, its annual meeting date, changes in its board composition and certain other matters.

The Fund issued a press release on February 24, 2004 with respect to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TAIWAN GREATER CHINA FUND


Date:  February 24, 2004                   By: /s/ Edwin C. Laurenson
                                               ---------------------------------
                                               Name:  Edwin C. Laurenson
                                               Title: Assistant Vice President
                                                      and Assistant Secretary


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                                  EXHIBIT INDEX


      EXHIBIT         DESCRIPTION
      -------         -----------

        99.1 Press release issued by the Taiwan Greater China Fund, on February 24, 2004.